Exhibit 10.11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AGREEMENT

between

Iradimed Corp.

and

****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS Supplier Agreement (“Agreement”) is effective as of January 26, 2014 (“Effective Date”) by and between Iradimed Corp., having its principal place of business at 7457 Aloma Ave. Winter Park, FL 32792 USA (“Iradimed”)

And

**** having its principal place of business at ****, Japan (“Supplier”)

WHEREAS Iradimed is engaged in the development, design engineering, marketing, sales and delivery of various MRI compatible systems and equipment, including MR IV fluid pumping and control devices.

WHEREAS Supplier is engaged amongst other things, in the development, design engineering, manufacturing, marketing and sales of Ultra sonic motors and control devises;

WHEREAS, subject to Suppliers competitiveness and Iradimeds’ demands, Iradimed desires to purchase from Supplier as its sole suppler, a regular quantity of MR compatible ( non-magnetic) ultra sonic motors and control devices (“Products”) for integration into Iradimeds’ medical systems and Supplier shall sell and deliver to Iradimed such ordered Products, accordingly;

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, parties hereto agree as follows:

ARTICLE 1                                                                           TERM

1.1                               Unless earlier terminated as provided herein, this Agreement shall have a term of Five (5) years from the effective date of this Agreement.

1.2                               Unless terminated earlier in accordance with article 13, this Agreement shall remain in effect until January 25, 2019, and thereafter may be further renewed with mutual written consent of Iradimed and Supplier six (6) months before from expiry date of this Agreement.

ARTICLE 2                                                                           SUPPLY OF THE PRODUCTS

For purpose of this Agreement, the “Products” mean the specified Ultra Sonic motors as described in Exhibit A and its modified version agreed in writing by the Parties. Subject to the terms and conditions herein contained, Supplier agrees to sell the Products and its control device to Iradimed, Iradimed agrees to purchase the Products and its control device from the Supplier. Supplier further agrees to not sell the Products to any other third party as long as Iradimed perform the yearly minimum purchase obligation as stipulated in Article 3.

Also, the Parties confirmed and agreed that the Products have been or will be designed and manufactured by Supplier with Iradimed specification and requirements input, Ultra sonic motors as Exhibit A have been modified and improved from prototype as follows; (i) ****, (ii) ****, (iii) ****, (iv) ****, and (v) ****.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Therefore, the Parties confirmed that the Ultra sonic motors described in Exhibit A may be, from time to time, modified thereafter. Provided, however, that, such modifications shall be valid only by an Agreement in writing signed by the Parties.

ARTICLE 3                                                                           YEARLY MINIMUM PURCHASE OBLIGATION

Iradimed shall present Supplier with the latest forecast of yearly purchase for each calendar year, at least three (3) months prior to the first date of each contractual year hereinafter set forth.

As one of the main conditions prerequisite to the continuation of this Agreement, Iradimed guarantees to purchase the Products from Supplier during the term, in a quantity per year not less than:

Each contractual year and yearly minimum purchase of the Products shall be as follows:

1st year (2014): five hundred (500) units

2nd year (2015): six hundred (600) units

3rd (2016) thru 5th (2018): seven hundred (700 units) per year

ARTICLE 4                                                                           QUALITY CONTROL SYSTEM

Supplier’s quality control system shall comply with and be maintained in accordance with the quality standard; ISO9001/2000 agreed by the parties hereto, or its latest version. Iradimed, or its designates are entitled to carry out, with reasonable prior notice to the Supplier, quality audits at Supplier’s premises according to the filed-work audit standards agreed by the parties.

ARTICLE 5                                                                           CHANGE

Supplier may not change, substitute or modify the Products without Iradimeds’ prior written Approval.

ARTICLE 6                                                                           PAYMENT CONDITION

Unless otherwise agreed, Iradimed shall pay in advance by telegraphic transfer in Japanese Yen, all invoices issued by the Supplier, within seven (7) days from the date of invoice, at the selling price to Iradimed by Supplier as set forth the price list of the Products agreed between the parties effective on the order by Iradimed as confirmed by Supplier.

ARTICLE 7                                                                           DELIVERY TERM

Supplier shall prepare products for delivery within ninety (90) days from purchase order date by Iradimed and seven (7) days prior to the deadline of the delivery, and notify Iradimed accordingly as it become available. Supplier shall send Iradimed the Products within three (3) business days after receipt of Payment, by airfreight (including International Express Mailing Service).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as the parties may otherwise agree in writing, all sales of the Products by Supplier to Iradimed hereunder shall be made on the basis of F.O.B. any Japanese -or airport (including post office).

ARTICLE 8                                                                           TITLE AND RISK

The title to and risk of the Products shall pass to Iradimed at the time when delivered by Supplier at F.O.B. point.

ARTICLE 9                                                                           WARRANTY

9.1                               Supplier warrants that the Products meet the Specification required by Iradimed and the designs by the Supplier and are free from defects in material and workmanship. This warranty by the Supplier shall continue for a period of twelve (12) months from at the date of the shipment stipulated in the Article 9.3.

9.2                               Supplier shall not be responsible for such defect in the event that such defect arises from:

(i)                                     wilful damage to or misuse of the Products by Iradimed, its employees or customers; or

(ii)                                  proven negligence or misconduct on the part of Iradimed, its employees or customers;

(iii)                               failure by Iradimed, its employees or customers to comply with the written instructions contained in the Supplier’s Manual or similar.

9.3                               Without prejudice to the Iradimed’s other rights under this Agreement or at law, if Iradimed discovers any breach of the warranty stipulated in Article 9.1 on the Products delivered within twelve (12) months from the issuing date of the air waybill, it may at its sole discretion;

(i)                                     notify Supplier that it requires Supplier to replace the Products or replace any part thereof; or

(ii)                                  replace the Products or repair any part thereof itself or arrange for such repair to be undertaken by a third party in which case necessary reimbursement is made with respect to such repairs being undertaken by a third party.

9.4                               The warranty set forth herein is in lieu of any and all other warranties express or implied including the warranties or merchantability and/or fitness for special purpose.

Supplier shall not be liable for any indirect and/or consequential damages.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 10                                                                    LIMITATION OF LIABILITY

In no event shall Supplier be liable to Iradimed, whether in contract or in tort or under any other legal theory, for lost profits or revenues, loss of use or similar economic loss, or for any indirect, special, incidental, consequential or similar damages arising out of or in connection with the sale, storage, use, maintenance, condition or possession of the Products, or for any claim made against Iradimed by any other party, even if Supplier has been advised of the possibility of such claim.

In no event shall Supplier’s liability under any claim made by Iradimed exceed the purchase price actually paid by Iradimed for the Products in respect of which such claim is made.

ARTICLE 11                                                                    CONFIDENTIALITY

Except as required by law, regulation, legal process, or similar process, each party:

(i)                                     shall keep all Confidential Information confidential and shall not disclose and Confidential Information to any third party; and

(ii)                                  shall not use any Confidential Information for any purpose other than the evolution of the proposed transaction or the consummation of the proposed transaction.

ARTICLE 12                                                                    FORCE MAJEURE

Neither party shall be held responsible for failure or delay to perform all or any part of this Agreement if the performance of any part of this Agreement shall be interfered with for any length of time by riots, war, acts of God, fire, storm, flood, earthquake, strikes or any other similar or dissimilar causes which are beyond the control of the parties hereto. If such delay or failure shall continue for a period of more than three (3) months, either party hereto may terminate this Agreement with a written notice to the party, without any liability being attached to any of the party hereto.

ARTICLE 13                                                                    TERMINATION

Either party may terminate this Agreement immediately upon written notice if:

(i)                                     the other party fails to perform any obligation under this Agreement including but not limited to failure or default in payment any money when due hereunder, and such failure not being cured within (21) days after the date or notice hereof requiring the other party to remedy such failure;

(ii)                                  default in yearly minimum purchase obligation of article 3;

(iii)                               the other party makes or offers to make a corporate arrangement or composition with or for the benefit of its creditors;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)                              a petition or resolution for the making of the winding up, or the dissolution of the other party is presented or passed; or

(v)                                 a liquidator, receiver, administrator takes possession of or is appointed over the Whole or any part of the assets of the other party;

(vi)                              Neither party may terminate this Agreement other than pursuant to this Agreement.

Expiry or valid termination hereof shall not affect any accrued rights or liabilities of either party or claims which either party may have against the other for prior breach.

ARTICLE 14                                                                    OBLIGATION AFTER TERMINATION

14.1                        The provisions of the Agreement shall, in the event of expiration or termination thereof, continue to apply to rights and duties of the parties existing under this Agreement or sales contract thereunder, at the time of termination or expiration of this Agreement, provided, however, that Supplier shall have an option to cancel without any liability an order accepted but not performed before such termination or expiration.

14.2                        Iradimed shall not be entitled to indemnities, damages or other compensation of any kind as a result of expiration or termination of this Agreement, except for fault of Supplier.

ARTICLE 15                                                                    GOVERNING LAW

15.1                        This Agreement and any dispute or claim arising out of or in connection with it shall be governed by and construed in all respects in accordance with the laws of Japan.

15.2                        The courts of Japan are to have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and the documents to be entererd into pursuant to it. Iradimed and Supplier irrevocably submit to the jurisdiction of such courts. This ARTICLE 14.2 shall not limit its right to bring Proceeding in any other court of competent jurisdiction in any country.

ARTICLE 16                                                                    GENERAL PROVISIONS

16.1                        This Agreement may only be amended by a written instrument duly executed by Iradimed and Supplier.

16.2                        This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

16.3                        This Agreement embodies the entire agreement and understanding of the Parties and merges all prior discussions and negotiations between them.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.4                        Notices will be addressed as follows:

If to Iradimed:	Iradimed Corp

7457 Aloma Ave.

Winter Park, FL 32792 USA

Roger Susi

Fax no: #001 407 677-5037

If to Supplier:	****

****

****

****

JAPAN

Attn: ****

Fax no: ****

16.5                        If there is any conflict between any provisions of this Agreement with any provision of an Exhibit or purchase order, the provisions of this Agreement shall prevail.

16.6                        Each party represents and warrants to others, that it has full power and authority to enter into this Agreement and any agreements related hereto and, subject terms and conditions hereof, this Agreement, when executed will be a valid and legally binding obligation of such party according to its provisions;

16.7                        Notwithstanding the preparation or existence of any other language, the Japanese version prevail.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (****) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE.  THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in a manner legally binding upon them.

Iradimed Corp		****

Winter Park, FL 32792 USA		****, Japan

Signature:	/s/ Roger Susi	Signature: ****

Name: Roger Susi		Name: ****

Title: President		Title: ****

Date:		Date: 3 March, 2014